Note 23 - Subsequent Events	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Subsequent Events [Text Block]
23.	Subsequent events

In February 2022, the Company entered into a second amended and restated credit agreement providing for a $1 billion revolving credit facility on an unsecured basis. The maturity date of the revolving credit facility is February 2027. The new revolving credit facility bears interest at 0.20% to 2.50% over floating reference rates, depending on certain leverage ratios. The new revolving credit facility was used to repay the remaining term loan balance of $407 million under the prior credit agreement, and will continue to be utilized for working capital and general corporate purposes and to fund future tuck-under acquisitions.